NOTE 1- General: C. War in Israel (Policies)	12 Months Ended
Dec. 31, 2024
Policies
C. War in Israel:

C.War in Israel:

The Company’s principal place of business, operations and its facilities, where most of its employees are employed, are located in Rehovot and Yavne, Israel. In addition, the majority of the Company’s key employees and senior management are Israeli citizens. On October 7, 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Following the attack, Israel declared war against Hamas and the Israeli military began to call-up reservists for an active duty. At the same time, there is also a war between Israel and Hezbollah in Lebanon. As of the date of these Consolidated financial statements, these events have had no material impact on the Company’s operations.